UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

            BlackRock Developed Real Estate Index Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd             Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 01/31/2017

Date of reporting period: 07/31/2016

Item 1 – Report to Stockholders

JULY 31, 2016

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Developed Real Estate Index Fund  |  of BlackRock FundsSM

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK DEVELOPED REAL ESTATE INDEX FUND	JULY 31, 2016

The Markets in Review

Dear Shareholder,

Uneven economic outlooks and the divergence of monetary policies across regions have been the overarching themes driving financial markets over the past couple of years. In the latter half of 2015, as U.S. growth outpaced other developed markets, investors were focused largely on the timing of the Federal Reserve’s (the “Fed”) decision to end its near-zero interest rate policy. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Also during this time period, oil prices collapsed due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets as the country showed signs of slowing economic growth and took measures to devalue its currency. Declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy. Global market volatility increased and risk assets (such as equities and high yield bonds) suffered in this environment.

The elevated market volatility spilled over into 2016, but as the first quarter wore on, fears of a global recession began to fade, allowing markets to calm and risk assets to rebound. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength brought relief to U.S. exporters and emerging market economies. Oil prices rebounded as the world’s largest producers agreed to reduce supply.

Volatility spiked again in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. But markets recovered swiftly in July as economic data suggested that the negative impact had thus far been contained to the United Kingdom and investors returned to risk assets.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	13.29%	5.61%
U.S. small cap equities (Russell 2000® Index)	18.76	0.00
International equities (MSCI Europe, Australasia, Far East Index)	8.25	(7.53)
Emerging market equities (MSCI Emerging Markets Index)	19.52	(0.75)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.17	0.22
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	5.01	8.53
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	4.54	5.94
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.27	7.06
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	13.84	5.01
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2016

Investment Objective

BlackRock Developed Real Estate Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of real estate equities in developed markets.

Portfolio Management Commentary

How did the Fund perform?

•

Since inception (August 13, 2015) through July 31, 2016, the Fund’s Institutional and Class K Shares outperformed its benchmark, the FTSE EPRA/NAREIT Developed Index, while Investor A Shares performed in line with the benchmark.

•	Returns for the Fund’s respective share classes differ from the benchmark index based on individual share class expenses.

Describe the market environment.

•

Developed equity markets experienced significant negative performance at the beginning of the period driven primarily by weaker global growth expectations. Developed markets took a sharp downturn as investors began to sell risk assets because of downward revisions to global growth expectations. Volatility increased specifically due to disappointing macro data in the Euro-zone, Asia and United States. China’s weakness in particular weighed on commodity prices and stocks with high exposure to Chinese demand. A significant selloff in the Chinese equity market spread across all developed areas despite continued Chinese government intervention. As a result, European equities sold off into correction territory.

•

Downward pressure continued when the Fed decided to keep rates unchanged while highlighting risks to growth from global macro developments. Weak Euro-zone consumer confidence and Japanese inflation figures contributed to underperformance. Specific to sector performance, the auto industry was impacted by the Volkswagen emissions scandal which spread more broadly to autos globally. A bright spot for markets, however, was the European Central Bank’s (“ECB”) confirmation that stimulus will continue until 2016 “or beyond” if needed, and Japan’s pledge to follow through with the corporate tax cut.

•

Global markets bounced back toward the end of 2015 on expectations that the start of the Fed rate hiking cycle would be delayed and China would cut rates. The indexes also benefited from a rally in energy stocks following rising oil prices. ECB President Draghi also made a key announcement that the bank was prepared to provide additional monetary accommodation.

•

2016 had the worst monthly start since 2008 as the markets struggled with weakness in China and plunging oil prices. Performance declined early in January as concerns about the slowing global economy rattled developed markets globally. Markets partially recovered at the end of January when central banks around the world stepped in to provide monetary stimulus, including the Bank of Japan, which unexpectedly adopted a negative interest rate policy. The downtrend resumed on disappointing global macro data that perpetuated fears of a global growth slowdown. Markets abruptly reversed the trend and recovered in March when the People’s Bank of China cut reserve requirement ratios and the ECB announced more monetary stimulus than anticipated. On top of looser policy around the globe, in the United States, the Fed lowered the expected number of rate increases for 2016. Oil price stability toward the end of the quarter helped decrease global volatility and fuel the recovery as well.

•

In the second quarter of 2016, developed markets benefited from signs of a strengthening U.S. economy and a continued rebound in oil prices. The most notable event of the quarter, however, occurred in late June when investors were shocked by the U.K. decision to leave the European Union. The vote results sparked a sharp two-day selloff, after which developed markets rallied into the end of the month and recovered much of the losses.

Describe recent portfolio activity.

•

During the period, as changes were made to the composition of the FTSE EPRA/NAREIT Developed Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

•

As part of its investment strategy, the Fund utilized derivatives in the form of financial futures contracts. The Fund invests in derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. The Fund may seek to enhance returns using derivatives. During the period, the Fund’s use of financial futures contracts contributed positively to Fund performance.

Describe portfolio positioning at period end.

•	The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK DEVELOPED REAL ESTATE INDEX FUND	JULY 31, 2016

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
[2]

The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index.

[3]	A global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia.
[4]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2016

	Aggregate Total Returns[5]
	6-Month Total Returns	Since Inception[6]
Institutional	19.41%	13.22%
Investor A	19.35	13.07
Class K	19.54	13.36
FTSE EPRA/NAREIT Developed Index	19.45	13.09

[5]	Aggregate total returns reflect reductions for service fees, if any. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related fees.

[6]	The Fund commenced operations on August 13, 2015.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During the Period[7]	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,194.10	$1.58	$1,000.00	$1,023.42	$1.46	0.29%
Investor A	$1,000.00	$1,193.50	$2.67	$1,000.00	$1,022.43	$2.46	0.49%
Class K	$1,000.00	$1,195.40	$1.31	$1,000.00	$1,023.67	$1.21	0.24%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[8]	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

BLACKROCK DEVELOPED REAL ESTATE INDEX FUND	JULY 31, 2016	5

Fund Summary (concluded)

Portfolio Composition

Ten Largest Holdings	Percent of Net Assets
Simon Property Group, Inc.	5%
Public Storage	2
Prologis, Inc.	2
Welltower, Inc.	2
Unibail-Rodamco SE	2
Ventas, Inc.	2
AvalonBay Communities, Inc.	2
Equity Residential	2
Mitsubishi Estate Co. Ltd.	2
Mitsui Fudosan Co. Ltd.	1

Geographic Allocation	Percent of Net Assets
United States	55%
Japan	10
Hong Kong	7
Australia	6
United Kingdom	4
France	3
Germany	3
Canada	3
Singapore	2
Sweden	1
Switzerland	1
Other[1]	3
Other Assets Less Liabilities	2

[1]	Other includes a 1% or less investment in each of the following countries: Austria, Belgium, Finland, Ireland, Israel, Italy, Jersey, Luxembourg, Netherlands, New Zealand, Norway and Spain.

6	BLACKROCK DEVELOPED REAL ESTATE INDEX FUND	JULY 31, 2016

About Fund Performance

•	Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at NAV on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on February 1, 2016 and held through July 31, 2016 is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK DEVELOPED REAL ESTATE INDEX FUND	JULY 31, 2016	7

Schedule of Investments July 31, 2016 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Hotels, Restaurants & Leisure — 0.2%
Pandox AB	139	$2,374
Ryman Hospitality Properties, Inc.	200	11,248

		13,622
Real Estate Investment Trusts (REITs) — 78.6%
Acadia Realty Trust	259	9,754
Activia Properties, Inc.	2	10,469
Advance Residence Investment Corp.	4	11,139
Aedifica SA (a)	58	4,597
AEON REIT Investment Corp.	3	3,798
Agree Realty Corp.	112	5,681
Alexander’s, Inc.	9	3,863
Alexandria Real Estate Equities, Inc.	294	33,016
Allied Properties Real Estate Investment Trust	435	13,200
Alstria Office REIT-AG (a)	385	5,362
American Assets Trust, Inc.	144	6,607
American Campus Communities, Inc.	533	28,819
American Homes 4 Rent, Class A	710	15,407
Apartment Investment & Management Co., Class A	630	28,961
Apple Hospitality REIT, Inc.	646	13,159
Aritis REIT	402	4,203
Ascendas Real Estate Investment Trust	10,271	18,822
Ashford Hospitality Trust, Inc.	553	3,296
Assura PLC	6,693	5,213
AvalonBay Communities, Inc.	542	100,622
Axiare Patrimonio SOCIMI SA	233	3,179
Befimmo SA	63	4,282
Beni Stabili SpA SIIQ (a)	4,020	2,633
Big Yellow Group PLC	846	7,931
Boardwalk REIT	158	6,788
Boston Properties, Inc.	606	86,131
Brandywine Realty Trust	577	9,734
British Land Co. PLC	4,073	36,147
Brixmor Property Group, Inc.	859	24,396
BWP Trust	1,650	4,798
Camden Property Trust	333	29,833
Canadian Apartment Properties REIT	579	14,479
Canadian REIT	286	10,963
CapitaLand Commercial Trust Ltd.	7,900	8,894
CapitaLand Mall Trust	10,500	16,824
Care Capital Properties, Inc.	318	9,406
CBL & Associates Properties, Inc.	700	8,603
CDL Hospitality Trusts	2,900	3,185
Cedar Realty Trust, Inc.	522	4,197
Champion REIT	9,000	5,202
Charter Hall Retail REIT	1,352	4,938
Chartwell Retirement Residences	659	8,005
Chatham Lodging Trust	153	3,669
Chesapeake Lodging Trust	201	5,079
Cofinimmo SA	91	11,370
Colony Starwood Homes	159	5,209
Columbia Property Trust, Inc.	437	10,619
Cominar Real Estate Investment Trust	690	9,449
Corporate Office Properties Trust	358	10,726
Cousins Properties, Inc.	833	8,863

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (continued)
Crombie Real Estate Investment Trust	316	$3,817
Cromwell Property Group	5,697	4,781
CubeSmart	662	19,668
Daiwa House REIT Investment Corp.	1	6,155
Daiwa House Residential Investment Corp.	3	8,433
Daiwa Office Investment Corp.	1	5,965
DCT Industrial Trust, Inc.	390	19,586
DDR Corp.	1,205	23,787
Derwent London PLC	430	16,172
Dexus Property Group	4,127	30,650
DiamondRock Hospitality Co.	821	8,062
Digital Realty Trust, Inc.	645	67,377
Douglas Emmett, Inc.	518	19,705
Dream Office Real Estate Investment Trust	442	6,405
Duke Realty Corp.	1,342	38,636
DuPont Fabros Technology, Inc.	322	15,401
EastGroup Properties, Inc.	123	9,055
Education Realty Trust, Inc.	252	12,131
Empire State Realty Trust, Inc., Class A	300	6,297
Empiric Student Property PLC	1,752	2,666
EPR Properties	250	21,005
Equity Commonwealth (a)	556	16,691
Equity Lifestyle Properties, Inc.	289	23,767
Equity One, Inc.	352	11,711
Equity Residential	1,419	96,478
Essex Property Trust, Inc.	262	61,277
Eurocommercial Properties NV CVA	200	8,859
Extra Space Storage, Inc.	462	39,741
Federal Realty Investment Trust	282	47,855
FelCor Lodging Trust, Inc.	561	3,562
First Industrial Realty Trust, Inc.	480	14,146
First Potomac Realty Trust	318	3,215
Fonciere Des Regions	150	14,115
Forest City Realty Trust, Inc., Class A	907	21,451
Fortune Real Estate Investment Trust	5,000	6,417
Four Corners Property Trust, Inc.	243	5,276
Franklin Street Properties Corp.	371	4,756
Frontier Real Estate Investment Corp.	2	10,712
Fukuoka REIT Corp.	2	4,143
Gaming and Leisure Properties, Inc.	806	28,879
Gecina SA	157	23,795
General Growth Properties, Inc.	2,039	65,146
Getty Realty Corp.	93	2,113
GLP J-REIT	10	12,752
Goodman Group	7,007	40,188
Government Properties Income Trust	165	3,937
GPT Group	7,335	31,284
Gramercy Property Trust	1,659	16,573
Granite Real Estate Investment Trust	192	5,976
Great Portland Estates PLC	1,598	14,447
Green REIT PLC	2,631	4,318
H&R Real Estate Investment Trust	1,291	22,989
Hamborner REIT AG	400	4,734
Hammerson PLC	3,122	23,046
Hansteen Holdings PLC	2,405	3,406
HCP, Inc.	1,821	71,438

Portfolio Abbreviations

CVA	Certificaten Van Aandelen (Dutch Certificate)
REIT	Real Estate Investment Trust

See Notes to Financial Statements.

8	BLACKROCK DEVELOPED REAL ESTATE INDEX FUND	JULY 31, 2016

Schedule of Investments (continued)

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (continued)
Healthcare Realty Trust, Inc.	381	$13,777
Healthcare Trust of America, Inc., Class A	587	19,987
Hersha Hospitality Trust	150	2,835
Hibernia REIT PLC	2,490	3,786
Highwoods Properties, Inc.	407	22,678
Hospitality Properties Trust	566	18,061
Host Hotels & Resorts, Inc.	3,010	53,397
Hudson Pacific Properties, Inc.	361	12,205
Hulic Reit, Inc.	3	5,301
ICADE	150	11,572
Industrial & Infrastructure Fund Investment Corp.	1	5,761
Intu Properties PLC	3,260	12,927
Investa Office Fund	2,000	6,966
Investors Real Estate Trust	539	3,568
Invincible Investment Corp.	9	6,063
Irish Residential Properties REIT PLC	2,102	2,656
Japan Excellent, Inc.	4	5,666
Japan Hotel REIT Investment Corp.	14	11,743
Japan Logistics Fund, Inc.	3	7,038
Japan Prime Realty Investment Corp.	3	13,207
Japan Real Estate Investment Corp.	5	30,228
Japan Rental Housing Investments, Inc.	7	6,009
Japan Retail Fund Investment Corp.	10	24,604
Kenedix Office Investment Corp.	1	6,256
Kenedix Retail REIT Corp.	2	5,466
Keppel REIT	5,000	3,981
Kilroy Realty Corp.	344	25,184
Kimco Realty Corp.	1,626	52,195
Kite Realty Group Trust	315	9,579
Kiwi Property Group Ltd.	4,768	5,375
Klepierre	828	39,703
Land Securities Group PLC	3,119	45,152
LaSalle Hotel Properties	466	12,838
Lexington Realty Trust	965	10,490
Liberty Property Trust	618	25,573
Link REIT	9,000	67,240
LondonMetric Property PLC	2,311	4,946
LTC Properties, Inc.	135	7,227
Macerich Co.	585	52,205
Mack-Cali Realty Corp.	353	9,955
Mapletree Commercial Trust	3,000	3,547
Mapletree Industrial Trust	3,500	4,734
Mapletree Logistics Trust	4,000	3,156
Medical Properties Trust, Inc.	983	15,433
MedicX Fund Ltd.	3,615	4,306
Mercialys SA	170	3,974
Merlin Properties Socimi SA	1,255	14,378
Mid-America Apartment Communities, Inc.	299	31,700
Milestone Apartments Real Estate Investment Trust	279	4,472
Mirvac Group	14,080	23,555
Monogram Residential Trust, Inc.	673	7,208
Mori Hills REIT Investment Corp.	5	7,869
Mori Trust Sogo REIT, Inc.	3	5,570
National Health Investors, Inc.	140	11,000
National Retail Properties, Inc.	562	29,876
New Senior Investment Group, Inc.	384	4,604
New York REIT, Inc.	801	7,642
Nippon Accommodations Fund, Inc.	2	9,153
Nippon Building Fund, Inc.	5	30,766
Nippon Prologis REIT, Inc.	6	15,005
Nomura Real Estate Master Fund, Inc.	15	24,858

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (continued)
Northview Apartment Real Estate Investment Trust	182	$3,148
NSI NV	491	2,170
Omega Healthcare Investors, Inc.	652	22,494
Orix JREIT, Inc.	10	18,445
Paramount Group, Inc.	642	11,318
Parkway Properties, Inc.	300	5,211
Pebblebrook Hotel Trust	307	9,103
Pennsylvania Real Estate Investment Trust	300	7,632
Physicians Realty Trust	551	11,968
Piedmont Office Realty Trust, Inc., Class A	502	11,014
Post Properties, Inc.	219	13,926
Premier Investment Corp.	4	5,471
Primary Health Properties PLC	2,413	3,553
Prologis, Inc.	2,073	112,958
PS Business Parks, Inc.	80	8,871
Public Storage	573	136,901
QTS Realty Trust, Inc., Class A	185	10,591
Ramco-Gershenson Properties Trust	261	5,178
Realty Income Corp.	1,013	72,399
Redefine International PLC	4,345	2,489
Regency Centers Corp.	389	33,038
Retail Opportunity Investments Corp.	410	9,360
Retail Properties of America, Inc., Class A	936	16,502
Rexford Industrial Realty, Inc.	238	5,441
RioCan Real Estate Investment Trust	1,247	27,678
RLJ Lodging Trust	435	10,327
Sabra Health Care REIT, Inc.	335	8,010
Safestore Holdings PLC	737	3,613
Saul Centers, Inc.	69	4,635
Scentre Group	20,155	81,234
Segro PLC	3,187	18,674
Sekisui House SI Residential Investment Corp.	4	4,947
Select Income REIT	270	7,495
Senior Housing Properties Trust	898	19,945
Seritage Growth Properties, Class A	106	5,306
Shaftesbury PLC	1,063	13,128
Shopping Centres Australasia Property Group	2,729	4,960
Silver Bay Realty Trust Corp.	75	1,351
Simon Property Group, Inc.	1,237	280,848
SL Green Realty Corp.	400	47,128
Smart Real Estate Investment Trust	453	13,361
Sovran Self Storage, Inc.	186	19,041
Spirit Realty Capital, Inc.	1,883	25,741
STAG Industrial, Inc.	251	6,370
Stockland	9,779	37,529
STORE Capital Corp.	553	17,248
Summit Hotel Properties, Inc.	304	4,311
Sun Communities, Inc.	223	17,650
Sunstone Hotel Investors, Inc.	822	10,933
Suntec Real Estate Investment Trust	8,400	10,512
Tanger Factory Outlet Centers, Inc.	392	16,362
Taubman Centers, Inc.	255	20,635
Terreno Realty Corp.	168	4,679
Tier REIT, Inc.	245	4,270
Tokyu REIT, Inc.	3	4,286
Top REIT, Inc.	1	4,266
Tritax Big Box REIT PLC	2,837	5,117
UDR, Inc.	1,056	39,315
Unibail-Rodamco SE	390	107,454
United Urban Investment Corp.	11	20,564
Urban Edge Properties	327	9,781

See Notes to Financial Statements.

BLACKROCK DEVELOPED REAL ESTATE INDEX FUND	JULY 31, 2016	9

Schedule of Investments (continued)

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (continued)
Urstadt Biddle Properties, Inc., Class A	85	$2,099
Vastned Retail NV	32	1,343
Ventas, Inc.	1,330	101,293
VEREIT, Inc.	3,521	38,942
Vicinity Centres	12,724	33,530
Vornado Realty Trust	675	72,495
Warehouses De Pauw CVA	50	5,156
Washington Real Estate Investment Trust	259	8,881
Weingarten Realty Investors	474	20,472
Welltower, Inc.	1,405	111,459
Wereldhave NV	164	7,940
Westfield Corp.	7,709	62,668
Workspace Group PLC	638	5,956
WP Carey, Inc.	342	24,846
WP Glimcher, Inc.	688	8,724
Xenia Hotels & Resorts, Inc.	505	9,070

		4,755,432
Real Estate Management & Development — 17.6%
ADO Properties SA (b)	147	5,981
Aeon Mall Co. Ltd.	500	6,717
Allreal Holding AG (a)	36	5,319
Azrieli Group Ltd.	180	7,921
BUWOG AG (a)	191	4,632
CA Immobilien Anlagen AG (a)	277	5,206
Capital & Counties Properties PLC	2,791	10,733
CapitaLand Ltd.	10,400	24,693
Castellum AB	1,283	19,404
Cheung Kong Property Holdings Ltd.	11,000	78,933
City Developments Ltd.	2,400	15,273
Citycon OYJ	1,477	3,695
Conwert Immobilien Invest SE (a)	267	4,393
Deutsche Euroshop AG	200	9,486
Deutsche Wohnen AG, Bearer Shares	1,401	52,452
Entra ASA (b)	256	2,720
F&C Commercial Property Trust Ltd.	1,956	3,213
Fabege AB	768	13,712
Fastighets AB Balder, B Shares (a)	428	11,698
First Capital Realty, Inc.	263	4,671
Fonciere de Paris SIIC	20	3,153
Grainger PLC	1,387	3,987
Grand City Properties SA	433	9,637
Hang Lung Properties Ltd.	9,000	19,505
Hemfosa Fastigheter AB	387	4,149
Henderson Land Development Co. Ltd.	4,400	26,264
Hispania Activos Inmobiliarios	336	4,497
Hongkong Land Holdings Ltd.	4,700	30,156

Common Stocks	Shares	Value
Real Estate Management & Development (continued)
Hufvudstaden AB, A Shares	498	$8,317
Hulic Co. Ltd.	1,400	14,522
Hysan Development Co. Ltd.	3,000	13,835
Inmobiliaria Colonial SA	833	6,591
Kennedy Wilson Europe Real Estate PLC	469	6,170
Kerry Properties Ltd.	3,000	8,227
Kungsleden AB	543	4,046
LEG Immobilien AG (a)	274	27,510
Mitsubishi Estate Co. Ltd.	5,000	92,988
Mitsui Fudosan Co. Ltd.	4,000	86,583
Mobimo Holding AG (a)	23	5,538
New World Development Co. Ltd.	22,000	25,639
Nomura Real Estate Holdings, Inc.	500	8,623
NTT Urban Development Corp.	400	4,263
PSP Swiss Property AG, Registered Shares	158	15,930
Sino Land Co. Ltd.	12,000	21,471
Sponda OYJ	911	4,178
Sumitomo Realty & Development Co. Ltd.	2,000	51,748
Sun Hung Kai Properties Ltd.	5,000	71,742
Swire Properties Ltd.	4,600	12,836
Swiss Prime Site AG, Registered Shares (a)	237	21,767
TAG Immobilien AG	453	6,449
TLG Immobilien AG	200	4,478
Tokyo Tatemono Co. Ltd.	900	11,206
UK Commercial Property Trust Ltd.	4,000	4,156
UNITE Group PLC	1,073	8,992
UOL Group Ltd.	1,900	8,198
Vonovia SE	1,844	73,110
Wallenstam AB, B Shares	614	5,356
Wharf Holdings Ltd.	5,000	34,555
Wihlborgs Fastigheter AB	187	4,146

		1,065,370
Total Long-Term Investments (Cost — $5,297,327) — 96.4%		5,834,424

Short-Term Securities
BlackRock Premier Government Institutional Fund, 0.24%, (c)(d)	103,782	103,782
Total Short-Term Securities (Cost — $103,782) — 1.7%		103,782
Total Investments (Cost — $5,401,109) — 98.1%		5,938,206
Other Assets Less Liabilities — 1.9%		117,741

Net Assets — 100.0%		$6,055,947

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	During the period ended July 31, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at January 31, 2016	Net Activity	Shares Held at July 31, 2016	Value at July 31, 2016	Income
BlackRock Premier Government Institutional Fund[1]	76,937	26,845	$103,782	$103,782	$96
[1] Formerly FFI Premier Institutional Fund.

(d)	Current yield as of period end.

See Notes to Financial Statements.

10	BLACKROCK DEVELOPED REAL ESTATE INDEX FUND	JULY 31, 2016

Schedule of Investments (continued)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Long	Issue	Expiration	Notional Value	Unrealized Appreciation
6	Dow Jones U.S. Real Estate Index	September 2016	$201,360	$6,654

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	$6,654	—	—	—	$6,654

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the six months ended July 31, 2016, the effect of derivative financial instruments in the Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$25,354	—	—	—	$25,354

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$8,202	—	—	—	$8,202

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts – long	$175,880

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK DEVELOPED REAL ESTATE INDEX FUND	JULY 31, 2016	11

Schedule of Investments (concluded)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Hotels, Restaurants & Leisure	$13,622	—	—	$13,622
Real Estate Investment Trusts (REITs)	3,404,871	$1,350,561	—	4,755,432
Real Estate Management & Development	16,356	1,049,014	—	1,065,370
Short-Term Securities	103,782	—	—	103,782

Total	$3,538,631	$2,399,575	—	$5,938,206

Derivative Financial Instruments [1]
Assets:
Equity contracts	$6,654	—	—	$6,654
[1] Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$3,540	—	—	$3,540
Cash pledged for futures contracts	9,000	—	—	9,000
Foreign currency at value	86,055	—	—	86,055

Total	$98,595	—	—	$98,595

During the six months ended July 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

12	BLACKROCK DEVELOPED REAL ESTATE INDEX FUND	JULY 31, 2016

Statement of Assets and Liabilities

July 31, 2016 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $5,297,327)	$5,834,424
Investments at value — affiliated (cost — $103,782)	103,782
Cash	3,540
Cash pledged for futures contracts	9,000
Foreign currency at value (cost — $85,291)	86,055
Receivables:
Capital shares sold	10,000
Dividends — unaffiliated	11,287
From the Manager	51,790
Dividends — affiliated	24
Variation margin on futures contracts	1,980
Deferred offering costs	3,991
Prepaid expenses	31,060

Total assets	6,146,933

Liabilities
Payables:
Investments purchased	2,015
Offering costs	52,195
Officer’s and Trustees’ fees	297
Other accrued expenses	36,479

Total liabilities	90,986

Net Assets	$6,055,947

Net Assets Consist of
Paid-in capital	$5,484,796
Distributions in excess of net investment income	(9,436)
Accumulated net realized gain	35,929
Net unrealized appreciation (depreciation)	544,658

Net Assets	$6,055,947

Net Asset Value
Institutional — Based on net assets of $36,216 and 3,282 shares outstanding, unlimited shares authorized, $0.001 par value	$11.03

Investor A — Based on net assets of $554,280 and 50,358 shares outstanding, unlimited shares authorized, $0.001 par value	$11.01

Class K — Based on net assets of $5,465,451 and 496,000 shares outstanding, unlimited shares authorized, $0.001 par value	$11.02

See Notes to Financial Statements.

BLACKROCK DEVELOPED REAL ESTATE INDEX FUND	JULY 31, 2016	13

Statement of Operations

Six Months Ended July 31, 2016 (Unaudited)

Investment Income
Dividends — unaffiliated	$97,053
Dividends — affiliated	96
Foreign taxes withheld	(5,282)

Total income	91,867

Expenses
Investment advisory	3,261
Service and distribution — class specific	159
Transfer agent — class specific	294
Organization and offering	56,355
Professional	22,871
Registration	9,485
Printing	5,220
Officer and Trustees	4,154
Custodian	3,567
Miscellaneous	4,243

Total expenses	109,609
Less:
Fees waived by the Manager	(3,261)
Expenses reimbursed by the Manager	(99,344)
Transfer agent fees waived and/or reimbursed — class specific	(211)

Total expenses after fees waived and/or reimbursed	6,793

Net investment income	85,074

Realized and Unrealized Gain
Net realized gain from:
Investments	23,313
Futures contracts	25,354
Foreign currency transactions	6,717

55,384

Net change in unrealized appreciation (depreciation) on:
Investments	836,746
Futures contracts	8,202
Foreign currency translations	1,271

846,219

Net realized and unrealized gain	901,603

Net Increase in Net Assets Resulting from Operations	$986,677

See Notes to Financial Statements.

14	BLACKROCK DEVELOPED REAL ESTATE INDEX FUND	JULY 31, 2016

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended July 31, 2016 (Unaudited)	Period August 13, 2015[1] to January 31, 2016

Operations
Net investment income	$85,074	$54,060
Net realized gain (loss)	55,384	(16,202)
Net change in unrealized appreciation (depreciation)	846,219	(301,561)

Net increase (decrease) in net assets resulting from operations	986,677	(263,703)

Distributions to Shareholders[2]
From net investment income:
Institutional	(3,138)	(6,929)
Investor A	(3,318)	(301)
Class K	(73,545)	(67,123)

Decrease in net assets resulting from distributions to shareholders	(80,001)	(74,353)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	155,406	5,331,921

Net Assets
Total increase in net assets	1,062,082	4,993,865
Beginning of period	4,993,865	—

End of period	$6,055,947	$4,993,865

Distributions in excess of net investment income, end of period	$(9,436)	$(14,509)

[1] Commencement of operations.
[2] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK DEVELOPED REAL ESTATE INDEX FUND	JULY 31, 2016	15

Financial Highlights

	Institutional
	Six Months Ended July 31, 2016 (Unaudited)		Period August 13, 2015[1] to January 31, 2016

Per Share Operating Performance
Net asset value, beginning of period	$9.35		$10.00

Net investment income[2]	0.17		0.12
Net realized and unrealized gain (loss)	1.64		(0.64)

Net increase (decrease) from investment operations	1.81		(0.52)

Distributions from net investment income[3]	(0.13)		(0.13)

Net asset value, end of period	$11.03		$9.35

Total Return[4,5]
Based on net asset value	19.41%		(5.19)%

Ratios to Average Net Assets
Total expenses[6]	3.09%	[7,8]	2.89% [9]

Total expenses after fees waived and/or reimbursed[6]	0.29%	[7]	0.29%

Net investment income[6]	3.46%	[7]	2.66%

Supplemental Data
Net assets, end of period (000)	$36		$326

Portfolio turnover rate	4%		8%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the six months ended July 31, 2016.

[8]	Offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.14%.

[9]	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.85%.

See Notes to Financial Statements.

16	BLACKROCK DEVELOPED REAL ESTATE INDEX FUND	JULY 31, 2016

Financial Highlights (concluded)

	Investor A			Class K
	Six Months Ended July 31, 2016 (Unaudited)		Period August 13, 2015[1] to January 31, 2016	Six Months Ended July 31, 2016 (Unaudited)		Period August 13, 2015[1] to January 31, 2016

Per Share Operating Performance
Net asset value, beginning of period	$9.35		$10.00	$9.35		$10.00

Net investment income[2]	0.08		0.09	0.16		0.10
Net realized and unrealized gain (loss)	1.72		(0.61)	1.66		(0.61)

Net increase (decrease) from investment operations	1.80		(0.52)	1.82		(0.51)

Distributions from net investment income[3]	(0.14)		(0.13)	(0.15)		(0.14)

Net asset value, end of period	$11.01		$9.35	$11.02		$9.35

Total Return[4,5]
Based on net asset value	19.35%		(5.26)%	19.54%		(5.17)%

Ratios to Average Net Assets
Total expenses[6]	3.37%	[7,8]	3.65% [9]	2.97%	[7,8]	3.21% [9]

Total expenses after fees waived and/or reimbursed[6]	0.49%	[7]	0.49%	0.24%	[7]	0.24%

Net investment income[6]	1.51%	[7]	2.00%	3.15%	[7]	2.27%

Supplemental Data
Net assets, end of period (000)	$554		$28	$5,465		$4,640

Portfolio turnover rate	4%		8%	4%		8%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the six months ended July 31, 2016.

[8]

Offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.36% for Investor A Shares and 4.02% for Class K Shares.

[9]

Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 5.79% for Investor A Shares and 5.40% for Class K Shares.

See Notes to Financial Statements.

BLACKROCK DEVELOPED REAL ESTATE INDEX FUND	JULY 31, 2016	17

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Developed Real Estate Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified under the 1940 Act.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Class K Shares	No	No	None
Investor A Shares	No	No	None

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

18	BLACKROCK DEVELOPED REAL ESTATE INDEX FUND	JULY 31, 2016

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Fund were expensed by the Fund and reimbursed by the Manager. The Manager reimbursed the Fund $3,550, which is shown as expenses reimbursed by the Manager in the Statement of Operations. Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund had an arrangement with its custodian whereby credits were previously earned on uninvested cash balances and custody fees could be reduced by such credits. Effective June 1, 2016, credits are no longer earned on univested cash balances and any remaining credits previously earned can be used to reduce custody fees through December 31, 2016. The custodian also imposes fees on certain uninvested cash balances and on certain overdrawn cash balances which is accrued on a daily basis.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) or if previously defined options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available

BLACKROCK DEVELOPED REAL ESTATE INDEX FUND	JULY 31, 2016	19

Notes to Financial Statements (continued)

factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments and derivative financial instruments has been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: The Fund invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

20	BLACKROCK DEVELOPED REAL ESTATE INDEX FUND	JULY 31, 2016

Notes to Financial Statements (continued)

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee, which is determined by calculating a percentage of the Fund’s average daily net assets, based on an annual rate of 0.12%.

Service and Distribution Fees

The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Institutional	Investor A	Class K
Service Fee	—	0.25%	—

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the six months ended July 31, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Institutional	Investor A	Class K
—	$159	—

Transfer Agent

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

For the six months ended July 31, 2016, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Class K	Total
$234	$55	$5	$294

Expense Limitations, Waivers, Reimbursements and Recoupments

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other Fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets is as follows:

Institutional	0.29%
Investor A	0.49%
Class K	0.24%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to June 1, 2017, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund.

BLACKROCK DEVELOPED REAL ESTATE INDEX FUND	JULY 31, 2016	21

Notes to Financial Statements (continued)

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as expenses reimbursed by the Manager and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations. For the six months ended July 31, 2016, the amounts included in fees waived by the Manager were as follows:

	Fund Level	Institutional	Investor A	Class K
Amount waived and/or reimbursed	$102,581	$153	$53	$5

The Manager, with respect to the Fund, voluntarily agreed to waive its management fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. For the six months ended July 31, 2016, the amounts waived were $24.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year.

•	The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

On July 31, 2016 the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring January 31
	2018	2019
Fund Level	$117,883	$102,582
Institutional	$47	$153
Investor A	$34	$53
Class K	$201	$5

Officers and Trustees

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statement of Operations.

6. Purchases and Sales:

For the six months ended July 31, 2016, purchases and sales of investments excluding short-term securities, were $353,277 and $198,036, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for the year ended January 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of July 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

22	BLACKROCK DEVELOPED REAL ESTATE INDEX FUND	JULY 31, 2016

Notes to Financial Statements (continued)

As of July 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$5,429,283

Gross unrealized appreciation	$780,487
Gross unrealized depreciation	(271,564)

Net unrealized appreciation	$508,923

8. Bank Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended July 31, 2016, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

BLACKROCK DEVELOPED REAL ESTATE INDEX FUND	JULY 31, 2016	23

Notes to Financial Statements (concluded)

As of period end, the Fund invested a significant portion of its assets in securities in the real estate investment trusts (REITs) sector. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended July 31, 2016		Period August 13, 2015[1] to January 31, 2016
	Shares	Amount	Shares	Amount
Institutional
Shares sold	10,848	$109,455	67,392	$647,376
Shares issued in reinvestment of distributions	282	2,883	705	6,661
Shares redeemed	(42,656)	(450,657)	(33,289)	(312,165)

Net increase (decrease)	(31,526)	$(338,319)	34,808	$341,872

Investor A
Shares sold	47,439	$494,788	3,594	$35,400
Shares issued in reinvestment of distributions	281	3,035	5	49
Shares redeemed	(391)	(4,098)	(570)	(5,400)

Net increase	47,329	$493,725	3,029	$30,049

Class K
Shares sold	—	—	496,000	$4,960,000

Net increase	—	—	496,000	$4,960,000

Total Net Increase	15,803	$155,406	533,837	$5,331,921

[1]	Commencement of operations.

At July 31, 2016, the following shares of the Fund were owned by affiliates:

Institutional	2,000
Investor A	2,000
Class K	496,000

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

24	BLACKROCK DEVELOPED REAL ESTATE INDEX FUND	JULY 31, 2016

Officers and Trustees

Rodney D. Johnson, Chair of the Board and Trustee

David O. Beim, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Dr. Matina S. Horner, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Mark Stalnecker, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Frederick W. Winter, Trustee

Barbara G. Novick, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

	Transfer Agent BNY Mellon Investment Servicing (US), Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

BLACKROCK DEVELOPED REAL ESTATE INDEX FUND	JULY 31, 2016	25

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on February 8, 2016 for shareholders of record on December 11, 2015, to elect a Board of Trustees of the Trust.

Approved the Trustees* as follows:

	Votes For	Votes Withheld
David O. Beim	3,327,629,620	22,971,395
Susan J. Carter	3,329,237,692	21,363,323
Collette Chilton	3,329,179,365	21,421,650
Neil A. Cotty	3,328,526,288	22,074,727
Matina S. Horner	3,326,965,973	23,635,042
Rodney D. Johnson	3,327,844,311	22,756,704
Cynthia A. Montgomery	3,328,882,847	21,718,168
Joseph P. Platt	3,327,563,553	23,037,462
Robert C. Robb, Jr.	3,327,822,475	22,778,540
Mark Stalnecker	3,327,691,900	22,909,115
Kenneth L. Urish	3,324,875,151	25,725,864
Claire A. Walton	3,329,000,010	21,601,005
Frederick W. Winter	3,327,879,107	22,721,908
Barbara G. Novick	3,327,607,976	22,993,039
John M. Perlowski	3,326,473,221	24,127,794

*	Denotes Trust-wide proposal and voting results.

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

26	BLACKROCK DEVELOPED REAL ESTATE INDEX FUND	JULY 31, 2016

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK DEVELOPED REAL ESTATE INDEX FUND	JULY 31, 2016	27

The report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

DREI-7/16-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –  Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date:	October 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date:	October 3, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date:	October 3, 2016

3